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                                                                 EXHIBIT 10.180


                                 LEASE AGREEMENT
                                    (LAREDO)

         THIS LEASE AGREEMENT ("Lease") dated as of the 18th day of July, 1997, by and between CCA PRISON REALTY TRUST, a Maryland real estate investment trust ("Landlord") and CORRECTIONS CORPORATION OF AMERICA, a Tennessee corporation ("Tenant").

                                    RECITALS

         WHEREAS, Tenant (or one of Tenant's affiliates) has concurrently conveyed to Landlord the property described in Exhibit A hereto, and Landlord and Tenant desire that Landlord lease such property back to Tenant; and

         WHEREAS, Landlord and Tenant have entered into a Master Agreement to Lease of even date herewith (the "Master Agreement") which sets forth certain agreements of the parties with respect to the lease of various properties including the property that is the subject of this Lease;

         NOW, THEREFORE, in consideration of the premises and of their respective agreements and undertakings herein, Landlord and Tenant agree as follows:

                                    ARTICLE I
                                PREMISES AND TERM

         1.1 Leased Property. Landlord hereby leases to Tenant and Tenant leases from Landlord the Land located in the City of Laredo, Webb County, State of Texas, described in Exhibit A hereto, and all Improvements, Fixtures, and Personal Property thereon or thereto (each as defined in the Master Agreement, and, together with said Land, the "Leased Property"); such Leased Property collectively known and described at the date hereof as the Laredo Processing Center;

         SUBJECT, HOWEVER, to the lien of the mortgage debt described in Exhibit B hereto, if any, and to all easements, liens, encumbrances, restrictions, agreements, and other title matters existing as of the date hereof and listed in Exhibit C hereto (collectively the "Permitted Exceptions").

         1.2 Term. The initial term (the "Fixed Term") of the Lease shall be for a fixed term of twelve (12) years commencing on July 18, 1997 (the "Commencement Date") and expiring on July 17, 2009 (the "Expiration Date"). The Term of this Lease may be renewed on the mutual agreement of Landlord and Tenant as follows:
(i) provided that Tenant gives Landlord notice on or before the date which is six (6) months prior to the Expiration Date, upon the mutual agreement of Landlord and Tenant, the Lease shall be renewed for one (1) additional five (5) year term (the "Extended Term") on the same terms and provisions (other than with respect to renewal) as the Fixed Term, as set forth in the Lease; (ii) provided that Tenant gives Landlord notice on or before the date which is six
(6) months prior to the expiration of the Extended Term, upon the mutual agreement of Landlord and Tenant, the Lease shall be renewed for one (1) additional five (5) year term (the "Second Extended Term") on the same terms and provisions (other than with respect to renewal) as


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the Fixed Term, as set forth in the Lease; and (iii) provided that Tenant gives
Landlord notice on or before the date which is six (6) months prior to the expiration of the Second Extended Term, upon the mutual agreement of Landlord and Tenant, the Lease shall be renewed for one (1) additional five (5) year term (the "Third Extended Term") on the same terms and provisions (other than with respect to renewal) as the Fixed Term, as set forth in the Lease. Tenant's right to so extend the Term of the Lease is conditioned on Landlord's prior approval of the Extended Term, Second Extended Term, or Third Extended Term, as the case may be. The term "Term" used in this Agreement means the Fixed Term, Extended Term, Second Extended Term and Third Extended Term, as appropriate. The term "Lease Year" means each twelve (12) month period during the Term commencing on January 1 and ending on December 31, except the first Lease Year of each Lease shall be the period from the Commencement Date through the following December 31, and the last Lease Year shall end on the date of termination of the Lease if a day other than December 31. Landlord may terminate this Lease prior to the expiration of the Term hereof, at any time following the date which is five (5) years from the date hereof, upon written notice to Tenant not less than eighteen
(18) months prior to the effective date of such termination.

                                   ARTICLE II
                                      RENT

         2.1 Base Rent. Tenant shall pay Landlord Base Rent for the Term in advance in consecutive monthly installments payable on the first day of each month during the Term, the Extended Term, Second Extended Term and the Third Extended Term, commencing on the Commencement Date, in accordance with the Base Rent Schedule attached hereto as Exhibit D. If the Commencement Date or the Expiration Date shall be other than on the first day of a calendar month, the initial (or final, as appropriate) monthly installment of Base Rent payable pursuant to the Lease shall be prorated for the number of days until, in the case of the initial monthly installment, the first day of the calendar month following the Commencement Date and, in the case of the final monthly installment, the Expiration Date.

         2.2 Additional Rent. The Base Rent shall be subject to such increases over the Term as determined pursuant to Section 2.02 of the Master Agreement.

         2.3 Other Additional Rent. Tenant shall also pay all Other Additional Rent with respect to the Leased Property, as set forth in the Master Agreement.

                                   ARTICLE III
                           OTHER TERMS AND CONDITIONS

         3.1 Master Agreement Incorporated Herein. All provisions of the Master Agreement (except any provisions expressly therein not to be a part of an individual lease of leased property) are hereby incorporated in and are a part of this Lease of the Leased Property.

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         3.2 Recordation. At the request of Landlord or Tenant, a short form memorandum of this Lease may be recorded in the real estate records of any county which Landlord or Tenant deems appropriate in order to provide legal notice of the existence hereof.

         IN WITNESS WHEREOF, the Landlord and the Tenant have executed this Lease or caused the same to be executed by their respective duly authorized officers as of the date first set forth above.

                                              CCA PRISON REALTY TRUST

                                              By: /s/ Michael W. Devlin
                                                 -------------------------------
                                              Title: Chief Development Officer
                                                    ----------------------------
                                              CORRECTIONS CORPORATION OF AMERICA

                                              By: /s/ Doctor R. Crants
                                                 -------------------------------
                                              Title: Chief Executive Officer
                                                    ----------------------------

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                                    EXHIBIT A

                      Legal Description of Leased Property

THE SURFACE ONLY TO:

A 4.0 ACRE TRACT OF LAND, MORE OR LESS, BEING PARTLY OUT OF THE ROBERT HAYNES
22.43 ACRE TRACT, BEING OF RECORD IN VOLUME 295, PAGES 238-241, WEBB COUNTY DEED RECORDS AND PARTLY OUT OF THE HAYNES TRACT BEING OF RECORD IN VOLUME 207, PAGE 161, WEBB COUNTY DEED RECORDS; THIS 4.0 ACRE TRACT ALSO KNOWN AS LOT 2A, BLOCK 1, OUT OF THE CASA BLANCA SUBDIVISION, AS RE-PLATTED AND RECORDED IN VOLUME 8, PAGE 50, OF THE WEBB COUNTY PLAT RECORDS, ALL SAID PROPERTY BEING OUT OF PORCION 28, WEBB COUNTY, TEXAS;

COMMENCING from the southeast corner of said Haynes tract, same being a point on the northeasterly right-of-way line of U.S. Highway No. 59, and same being at approximately highway station 194 + 86;

THENCE, North 87 degrees 21 minutes 00 seconds West, 862 feet, along said right-of-way line, to the southwest corner of Lot No. 1, out of the Casa Blanca Subdivision Plat as Recorded in Volume 3, Page 100, of the Webb County Plat Records, to the southeast corner of this tract and the POINT OF BEGINNING.

THENCE, North 02 degrees 39 minutes 00 seconds East, 200 feet, with the common boundary line of this tract and said Lot No. 1, to the northwest corner of said Lot No. 1 and an exterior corner of this tract;

THENCE, North 87 degrees 21 minutes 00 seconds West, 25.76 feet, with the common boundary line of the Juan Moreno 1.9261 acre tract, recorded in Volume 1414, Pages 805-811, of the Webb County Deed Records, to the most westerly, southwest corner of the said Juan Moreno tract, and an interior corner of this tract;

THENCE, North 02 degrees 39 minutes 00 seconds East, 250 feet, with the common boundary line of this tract and said Juan Moreno tract, to the northwest corner of said Juan Moreno tract and the northeast corner of this tract;

THENCE, North 87 degrees 21 minutes 00 seconds West, 375.75 feet, to the northeast corner of Lot No. 3, out of the aforesaid Casa Blanca Subdivision Plat and the northwest corner of this tract;

THENCE, South 02 degrees 39 minutes 00 seconds West, 450 feet, with the common boundary line of this tract, and said Lot No. 3, to the southeast corner of said Lot No. 3, a point on the aforesaid northeasterly right-of-way line of U. S. Highway 59, to the southwest corner of this tract;



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THENCE, South 87 degrees 21 minutes 00 seconds East, 401.51 feet, along the southwesterly boundary line of this tract, being in common with the northeasterly right-of-way line of said U.S. Highway 59, to the POINT OF BEGINNING.

                                                        Laredo Processing Center
                                                      Laredo, Webb County, Texas



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                                    EXHIBIT B

                                  Mortgage Debt

                       Property: Laredo Processing Center

This property is subject to the following Mortgage Debt:

            That certain deed of trust of First Union National Bank of Tennessee, as Administrative Agent, dated July 18, 1997.



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                                    EXHIBIT C

                              Permitted Exceptions

                       Property: Laredo Processing Center

1. Standby fees, taxes and assessments by any taxing authority for the year 1997, and subsequent years.

2. Easement and right of way for electric transmission lines dated November 6, 1984, executed by Richard E. Haynes to Central Power and Light Company, recorded in Volume 1083, pages 817-820, Webb County Real Property Records.

3. All oil, gas and other minerals reserved in Deed dated November 30, 1984, executed by Richard E. Haynes, Trustee to Corrections Corporation of America, recorded in Volume 1087, Pages 781-783, Webb County Real Property Records, and containing the waiver of any right of ingress and egress and surface rights.

4. Easement and right of way for electric transmission lines dated May 11, 1983, executed by Victor M. Solis and Gloria Solis to Central Power and Light Company, recorded in Volume 1025, pages 792-793, Webb County Real Property Records.

5. All oil, gas and other minerals reserved in Deed dated May 28, 1987, executed by Richard E. Haynes to Corrections Corporation of America, recorded in Volume 1236, pages 490-493, Webb County Real Property Records, in which the Surface Rights only were conveyed.

6. All utility easements reflected on Subdivision Replat recorded in Volume 8, page 50, Webb County Plat Records.

7. Subject to Order of Joint Airport Zoning Board of the City of Laredo and Webb County recorded in Volume 655, page 277, Webb County Real Property Records.

8. Rights of Webb County, Texas, to flood spillway along the Eastern boundaries of Chacon Creek, as reflected on Plat prepared by J. Limon on July 15, 1961, as set out in Deed dated January 18, 1962, from Adelaide G. Bunn, individually and as Independent Executrix of the Estate of T. B. Bunn, Deceased to Veterans Land Board of the State of Texas, recorded in Volume 295, pages 238-241, Webb County, Records.

9. All matters shown on the Survey, dated November 15, 1990, last revised _______________, 1997, prepared by Cesareo R. Porras, P.L.S. No. 3481,
         Porras Engineering Company, 304 E. Calton Road, Laredo, Texas 78044, Drawing Number F.B. #94.


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                                    EXHIBIT D

                               Base Rent Schedule

                       Property: Laredo Processing Center

         Tenant will pay to Landlord annual Base Rent of $1,254,000.00, payable in equal monthly installments of $104,500.00.

         Base Rent for the Extended Term, Second Extended Term and Third Extended Term shall be equal to the fair market rental value of the Leased Property as of the respective commencement dates thereof.